Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 24. Subsequent Events

Legend Acquisition

On February 5, 2026, Genius, Lion Bidco Limited, a wholly-owned subsidiary of Genius (the “Buyer”), Epos Capital Ltd (the “Seller”), Nicholas Kisberg (together with the Seller, the “Seller Parties”) and Zeal Ltd (“Legend”) entered into a Share Purchase Agreement (the “Agreement”) pursuant to which the Buyer agreed to acquire the entire issued share capital of Legend. Pursuant to the terms of the Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Agreement, the aggregate consideration (the “Transaction Consideration”) payable by the Buyer to the Seller shall consist of:

•
$800,000,000 to be paid solely in cash at the closing of the acquisition (the “Closing”), subject to certain customary adjustments related to cash, indebtedness and other debt-like items, working capital and phantom-based awards and options granted under the Zeal Ltd Global Long Term Incentive Plan (the “Legend LTIP”);
•
a number of ordinary shares of Genius to be issued at Closing equal to $100,000,000 divided by the 30 trading-day volume weighted average of the per share trading price of Ordinary Shares (“30-Day VWAP”) ending on (and including) the trading day immediately prior to the date of the Agreement (such shares, the “Completion Stock”);
•
up to $300,000,000, payable in two tranches, each of up to $150,000,000, subject to certain adjustments related to phantom-based awards and options granted under the Legend LTIP, in earn-out consideration to be paid in cash or Genius ordinary Shares (such shares (if issued), the “Tranche 1 Earn-Out Stock” and “Tranche 2 Earn-Out Stock,” respectively), at the Buyer’s election, following the first and second anniversaries of Closing; provided that certain performance targets for Legend and its subsidiaries in respect of each such 12-month period, respectively, are achieved and the issuance of Tranche 1 Earn-Out Stock and Tranche 2 Earn-Out Stock is not required to be postponed or accelerated in accordance with the terms of the Agreement. If elected by the Buyer to be paid in shares, the Tranche 1 Earn-Out Stock and the Tranche 2 Earn-Out Stock will be determined based on the 30-day VWAP ending on (and including) the trading day immediately prior to the date on which the relevant stock is issued.

The payment of the Transaction Consideration is subject to the terms and conditions of, and further adjustments as set forth in, the Agreement. The completion of the acquisition is subject to the satisfaction of customary closing conditions, including, among other things, the expiration or termination of the waiting period pursuant to the Hart-Scott Rodino Act.

The Agreement may be terminated under certain circumstances, including, but not limited to, if the closing conditions are not all satisfied or waived by 11:59 p.m. (London time) on the date falling nine months after the date of the Agreement or such later time and date as may be agreed in writing between the Seller and the Buyer.

Financing Commitment

On February 5, 2026, in connection with the execution of the Agreement, Genius entered into a commitment letter with Goldman Sachs Bank USA, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide, subject to the satisfaction of customary closing conditions, a senior secured term loan facility in an amount up to $850 million and senior secured revolving credit facility in an amount up to $220 million, in an aggregate principal amount of up to $1.07 billion.